| FCPT | FEBRUARY 20211 INVESTOR PRESENTATION | FEBRUARY 2021 w w w. fcpt .com FOUR CORNERS PROPERTY TRUST N Y S E : F C P T

| FCPT | FEBRUARY 20212 FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2020 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 26 of this presentation.

| FCPT | FEBRUARY 20213 AGENDA Company Overview Page 3 Restaurant Industry Update Page 9 Appendix Page 15

| FCPT | FEBRUARY 20214 EXECUTIVE SUMMARY Portfolio Update1  FCPT’s portfolio of 799 properties across 79 restaurant and retail brands continues to perform well with occupancy at 99.6%  Sector leading rent collection with well over 99% collected in Q4 2020 and for the year  Weighted average lease term of 10.2 years with less than 7.5% of portfolio base rent expiring before 2027 Liquidity and Capital Markets  Issued $155 million of equity in 2020 using our At-The-Market (ATM) equity program  No near-term debt maturities and current leverage at 5.2x2  Maintains stable, investment grade rating which was reaffirmed on April 1st, 2020 (Fitch: BBB-) Acquisitions  FCPT has acquired $223 million of properties in 2020 with a weighted average cap rate for the year of 6.5%3  FCPT has closed over $238 million / 125 properties of outparcel transactions since October 2017 New Joint Venture with Lubert-Adler  On October 5, FCPT announced a strategic joint venture with Lubert-Adler Real Estate Funds to acquire up to $150 million of vacant real estate to re-tenant with creditworthy, growing operators  The total commitment will be jointly funded by Lubert-Adler ($130 million / 87%) and FCPT ($20 million / 13%)  The venture has the potential to grow FCPT’s acquisition pipeline and strengthen its tenant relationships ____________________ Figures as of 12/31/2020, unless otherwise noted 1. Based on contractual Annual Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. 2. Net debt to adjusted EBITDAre leverage as of 12/31/2020, see page 27 for reconciliation of net income to adjusted EBITDAre and page 26 for non-GAAP definitions. 3. Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.4 million land real estate purchase in our Kerrow operating business.

TIMELINE



Olive Garden
chili's
KFC

- **Nov 2015** — Completed spin-off from Darden
- **Jul 2016** — Initiated Investment activities
- **Jan 2017** — Filed At-The-Market (ATM) program and received Investment Grade rating from Fitch (BBB-)
- **Jun 2017** — Issued $125 million of Private Notes
- **Sept 2017** — Announced first outparcel transaction with Washington Prime for $67.2 million[1]
- **Aug 2018** — Inaugural secondary offering for $101 million of gross proceeds
- **Aug 2018** — Announced Chili's sale-leaseback transaction for $156 million / 48 properties
- **Dec 2018** — Issued $100 million of Private Notes
- **Jul 2019** — Announced second outparcel transaction with Washington Prime for $37.8 million[1]
- **Oct-Nov 2019** — Announced outparcel transactions with Brookfield ($46.4 million)[1], Seritage ($68.4 million)[1], and PREIT ($29.9 million)[1]
- **March 2020** — Issued $125 million of Private Notes
- **Oct 2020** — Announced Joint Venture with Lubert-Adler

Closed Acquisitions[2]

2016	2017	2018	2019	2020
59 properties	43 properties	97 properties	90 properties	101 properties
$94 million	$99 million	$263 million	$199 million	$223 million
6.6% initial cash yield	6.8% initial cash yield	6.5% initial cash yield	6.5% initial cash yield	6.5% initial cash yield

1. *The announced transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company's actual results will not differ materially from the figures set forth above.*
2. *Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively.*

5 | FCPT | FEBRUARY 2021

FCPT

5-YEAR TRACK RECORD



Olive Garden
chili's
KFC
BURGER KING

- FCPT has successfully grown the team, the portfolio, and key financial performance measures during its five-year history which provides strong momentum going into 2021 and beyond

Five Year Track Record ($ in Millions, Except Per Share Data)							
People (Year-End)	2015	2016	2017	2018	2019	2020	
Number of Team Members	5	8	13	15	17	23	
Property-Level Info (Year-End)	2015	2016	2017	2018	2019	2020	
Ending Annual Base Rent	$94	$101	$108	$126	$139	$156	
Number of Properties	418	475	515	610	699	799	
Number of Brands	5	18	22	36	58	79	
Acquisitions/Dispositions[1]	2015	2016	2017	2018	2019	2020	Cumulative
Acquisition Volume	-	$94	$99	$263	$199	$223	$878
Initial Yield	-	6.6%	6.8%	6.5%	6.5%	6.5%	6.5%
Disposition Volume	-	$25	$16	$22	-	-	$63
Yield	-	4.8%	4.8%	5.0%	-	-	4.9%
Capital Raising	2015	2016	2017	2018	2019	2020	Cumulative
Equity Raised	-	$2	$32	$168	$48	$155	$404
Average Gross Offering Price	-	$20.03	$24.52	$24.87	$28.99	$27.42	
Debt Raised	-	-	$125	$100	-	$125	$350
Coupon	-	-	4.83%	4.70%	-	3.18%	
Results	2015	2016	2017	2018	2019	2020	Cumulative
Total Shareholder Return[2]	26%	38%	30%	5%	12%	11%	179%
Cash Rental Revenue	$14	$96	$104	$114	$130	$146	$605
Growth	-	-	9%	10%	14%	12%	53%
AFFO	$8	$73	$79	$88	$96	$104	$447
AFFO per Share	-	$1.22	$1.29	$1.36	$1.39	$1.44	
Growth	-	-	6%	5%	2%	4%	18%
Total Cash Dividends Paid[3]	-	$122	$59	$69	$78	$86	$415
Dividends per Share[3]	-	$2.27	$1.00	$1.11	$1.17	$1.23	$6.79
Year-Ending Leverage[4]	-	4.4x	4.6x	4.6x	5.2x	5.2x	
Year-Ending Debt Maturity (Years)	-	4.0	5.7	5.8	4.6	4.6	

Note: Data for full year shown, unless otherwise noted. 2015 starts November 9th, 2015

1. *Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively.*
2. *Total Shareholder Return is calculated as stock price appreciation during the period, plus dividends and distributions made or declared (assuming such dividends or distributions are reinvested on the ex-dividend date) during the period, expressed as a percentage return.*
3. *Represents declared cash dividends paid each year, including the cash portion of a special dividend paid in March 2016. The declaration of future dividends will be at the discretion of FCPT's Board of Directors.*
4. *Leverage is defined as Net Debt to EBITDAre. See page 27 for reconciliation of net income to adjusted EBITDAre and page 26 for non-GAAP definitions.*

6 | FCPT | FEBRUARY 2021

FCPT

ACQUISITION GROWTH



Olive Garden
chili's
KFC

Annual Cash Base Rent ($ million)[1]



+11% CAGR
94.4 94.4 94.4 95.9 101.0 102.1 105.2 105.3 108.0 109.4 109.6 120.9 125.6 126.8 129.7 130.9 139.4 142.0 144.1 147.8 156.0
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20

Number of Properties



+14% CAGR
418 418 418 434 475 484 506 508 515 527 535 591 610 621 642 650 699 722 733 751 799
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20

1. *As defined on page 26.*

7 | FCPT | FEBRUARY 2021

FCPT

| FCPT | FEBRUARY 20218 ___________________ Figures represent FCPT financials as of and for three months ended 12/31/2020 1. Represents Q4 2020 annualized results. See page 27 for reconciliation of net income to adjusted EBITDAre and page 26 for non-GAAP definitions. 2. Figure represents Annual Cash Base Rent (ABR) as of 12/31/2020. 3. Based on quarterly cash dividend of $0.3175 per share declared on 11/9/2020 and paid on 1/15/2021 annualized. The declaration of future dividends will be at the discretion of FCPT’s Board of Directors. 4. Dividend yield calculated based on the price per share as of 12/31/2020 and declared dividend per share for the most recent quarter, annualized. 5. Net debt figure (in $ millions) represents total debt ($760 million) less cash and cash equivalents ($11 million) as of 12/31/2020. SUMMARY CAPITALIZATION AND FINANCIALS Capitalization ($ million, except per share) Share price (12/31/2020) $29.77 Shares and OP units outstanding (millions) 76.0 Equity value $2,264 Debt: Bank term debt $400 Revolving credit facility $10 Unsecured private notes $350 Total market capitalization $3,024 Less: Cash and cash equivalents ($11) Implied enterprise Value $3,012 Credit Metrics Current Net debt5 to enterprise value 24.9% Net debt5 to adjusted EBITDAre1 5.2x Current Trading Metrics Annual base rent2 ($ million) $156.0 Implied Cap Rate 5.1% Annualized Dividend per share3 $1.27 Dividend Yield3,4 4.3%

| FCPT | FEBRUARY 20219 AGENDA Restaurant Industry Update Page 9 Company Overview Page 3 Appendix Page 15

RESTAURANT INDUSTRY PLAYERS



Olive Garden
chili's
KFC





Olive Garden



Drive Thru

	Independents	Branded Casual Dining	Branded Quick-Service
Estimated US Number[1]	~364,000	~49,000	~243,000
Geography	Urban/Suburban/Rural	Suburban	Suburban/Rural
Access to Capital	Limited; friends and family	Strong; publicly traded companies	Strong; publicly traded companies
PPP Funding/Reliance	High	Almost none	Almost none
Off-Premise Capability	Limited	Moderate	High; >60% Drive-Thru
Technological Investments	Limited	High	High
Recovery	Slow; still lagging pre-COVID and many still closed	Compelling; approaching pre-COVID levels	Strong; many are exceeding pre-COVID levels

1. *Barclays Equity Research, Jeffrey Bernstein (September 2020)*

10 | FCPT | FEBRUARY 2021

FCPT

| FCPT | FEBRUARY 202111  Baird’s weekly restaurant survey shows quick service has been minimally impacted by COVID, showing positive same-store sales since May  Casual dining has made a strong recovery after reaching a trough even with partial capacity constraints through more efficient operations and to-go ordering Baird Restaurants Surveys: Weekly Same-Store Sales vs. Year Prior ____________________ Source: Data per The Baird Restaurant Surveys (produced by R.W. Baird & Co. Equity Research) reported 1/4/2021 Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all -1% -30% +9% -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% Jan 2H Mar 2H Apr 5/10 5/24 6/7 6/21 7/5 7/19 8/2 8/16 8/30 9/13 9/27 10/11 10/25 11/8 11/22 12/6 12/20 1/3 Overall Casual Dining Quick Service RESTAURANT SALES TRENDS BY SECTOR

| FCPT | FEBRUARY 202112 CHAIN VS INDEPENDENT RESTAURANT PERFORMANCE According to a recent Bank of America study of spending data, sales at big restaurant chains had largely recovered from the Coronavirus pandemic while the rest of the restaurant industry is taking longer to bounce back ____________________ Reprinted by permission. Copyright © 2020 Bank of America Corporation (“BAC”). The use of the above in no way implies that BAC or any of its affiliates endorses the views or interpretation or the use of such information or acts as any endorsement of the use of such information. The information is provided "as is" and none of BAC or any of its affiliates warrants the accuracy or completeness of the information. Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all Consumer trailing 7-day average year-over-year spending changes at “Big Chain” and “Other” restaurants

| FCPT | FEBRUARY 202113 Christmas Grocery shortages begin Spring break events canceled; amusement parks closed • Kerrow operates six franchised LongHorn Steakhouses in San Antonio as a 100% subsidiary of FCPT • Revenue has largely recovered to just below pre-COVID levels and EBITDA margins in Q4 2020 were in line with Q4 2019 Dining rooms go to 50 person max, parties of 10 or less Car side only pick up begins at all locations Steak Shop raw food meal deals begin Cruise passengers test positive School starts Start take out beer/wine sales; simplified menu goes live First day dining rooms closed in San Antonio State of emergency declared Stay at home order starts Memorial Day $5 coupon for appetizers; filets added to meal deal Public offices and local events close Mother’s Day; ran drive through business out of back door and dine in up front for social distancing KERROW LONGHORN STEAKHOUSE COVID-19 IN IT IATIVES & PERFORMANCE First positive case in San Antonio Cruise passengers brought to base in San Antonio Set up tents for take out visibility Dining room 25% capacity begins Dining room 50% capacity begins Worked on low-cost dining room refresh while closed Year-over-year revenue (2020 vs. 2019) -100% -80% -60% -40% -20% 0% 20% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Deep cleaning for in- person reopen Take out banners and menu signs placed outside Dining room 75% capacity begins Dining room capacity drops back to 50% Thanksgiving Dining room increases to 75% capacity Dining room capacity drops back to 50%

| FCPT | FEBRUARY 202114 MAINTAINING ACQUISIT ION PHILOSOPHY AND CRITERIA Acquisition Philosophy • Acquire strong restaurants and retail brands that are well located with creditworthy lease guarantors • Purchase assets only when accretive to cost of capital with a focus on low basis • Focused on adding concepts that are category-leaders in resilient industries—only leading brands and no theaters, fitness, or entertainment in FCPT’s portfolio or pipeline Underwriting Criteria • Acquisition criteria is approximately split 50% / 50% between credit and real estate metrics based on FCPT’s proprietary scorecard • The “score” allows FCPT to have an objective underwriting model and comparison tool for asset management as well Real Estate Criteria (~50%): − Location − Retail corridor strength and demographics − Access/visibility − Absolute and market rent − Pad site and building reusability Credit Criteria (~50%): − Guarantor credit and fitness − Brand durability − Store performance − Lease term − Lease structure

| FCPT | FEBRUARY 202115 AGENDA Appendix Page 15 Restaurant Industry Update Page 9 Company Overview Page 3

STRATEGIC JOINT VENTURE
THE PARTNERSHIP


Olive Garden
chili's
KFC
BURGER KING

Purpose: FCPT and Lubert-Adler will opportunistically bid, acquire and re-lease vacant restaurant properties in attractive retail corridors. The partnership will leverage existing tenant relationships and appropriate rent setting to create highly attractive and marketable net lease properties

Commitment: The total commitment of up to $150 million will be jointly funded by Lubert-Adler ($130 million / 87%) and FCPT ($20 million / 13%)

Take-Out: FCPT will have a right of first refusal to acquire Lubert-Adler's stake in stabilized properties, creating a new source of future acquisition volume for our core business in those cases where market pricing matches our return thresholds

FCPT

- ✓ In-depth knowledge of restaurant real estate
- ✓ Strong tenant relationships with top operators in casual dining and quick service industry
- ✓ Proven expertise in sustainable rent setting and property selection
- ✓ Industry sharpshooter in restaurant and retail underwriting
- ✓ Natural take-out option for stabilized properties

LUBERT·ADLER REAL ESTATE FUNDS

- ✓ Strong track record of re-leasing vacant properties including Toys "R" Us and ShopKo
- ✓ Key investor in Albertson's
- ✓ Re-leased ~170 million square feet to date
- ✓ Tenant relationships developed through past grocery-anchored outparcel strategies
- ✓ Extensive ground presence for deal sourcing and investment decisions

16 | FCPT | FEBRUARY 2021

FCPT

| FCPT | FEBRUARY 202117 OUTPARCEL STRATEGY: A QUICK UPDATE ___________________ 1. Certain properties have been removed from the portfolios since transactions were initially announced as a result of continued deal negotiations. 2. The remaining to be closed transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company’s actual results will not differ materially from the figures set forth above.  FCPT continues to engage with mall and shopping center owners including WPG, Brookfield, Seritage, and PREIT in repeat and expanded transactions. The parcelization process can take 3 to 12+ months depending on the jurisdiction  FCPT has closed on $238.1 million of outparcel transactions representing 125 properties since initiating the strategy in October 2017, and currently expects to close on $45 million of additional transactions  For the closed major announced outparcel deals, 83% are ground leased, low rent properties, and 83% are corporate operators or lease guarantors with strong, national brands showing the strength of these acquired properties

| FCPT | FEBRUARY 202118 COM PAN Y MOM ENTUM SINCE INCEPTION IN NOV EMBER 2015 Team Members 4 +19 23 Annual Base Rent1 $94.4 million +$61.6 million / +65% $156.0 million Properties 418 +381 / +91% 799 Brands 5 +74 79 % Darden2 100% -34% 66% Overhead Efficiency3 10.0% -2.6% 7.4% Equity Market Cap $848 million +$1.4 billion $2.3 billion4 Enterprise Value $1.3 billion +$1.7 billion $3.0 billion4 Financial Leverage 4.6x +0.6x 5.2x4 Weighted Average Lease Term 15 years - 4.8 years 10.2 years As of 12/31/2020 1. Annual Cash Base Rent (ABR) as defined on page 26. 2. Based on Annual Base Rent. 3. Overhead Efficiency defined as cash G&A expense divided by cash rental income. 4. See page 8 for calculation. Restaurant Non-Restaurant At Inception Representative Brands

| FCPT | FEBRUARY 202119 F C P T E V O L U T I O N S I N C E S P I N - O F F : S I G N I F I C A N T P R O G R E S S O N T E N A N T D I V E R S I F I C A T I O N ___________________ 1. Represents current Annual Cash Base Rent (ABR) as of 12/31/2020, as defined on page 26. 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. 74% 20% 6% Initial Portfolio at Spin: 418 Leases / 5 Brands Annual Base Rent of $94.4 million 100% Darden Exposure 104 leases 300 leases 14 leases FCPT Portfolio Today: 805 Leases / 79 Brands Annual Base Rent of $156.0 million1 66% Darden Exposure +65% in rent 49% 309 leases 14% 115 leases 3% 14 leases 8% 65 leases Other Restaurants 22% 255 leases 42 brands Non-Restaurant Retail 4% / 47 Leases / 30 Brands Other Darden2 Other Darden Brand Exposure by Annualized Base Rent (ABR)

GEOGRAPHIC DIVERSIFICATION


Olive Garden

chili's

KFC


799 Properties

46 States

79 Brands

5.2 mm sq ft


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
MA
CT
RI
ME
Annualized Base Rent[1] (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception

Olive Garden, Seasons 52, wildfish Seafood Grille, LongHorn Steakhouse, Bahama Breeze Island Grille

Representative Acquired Brands

Burger King, Caliber Collision, Outback Steakhouse, Firestone, 7-Eleven, REI, BJ's Restaurant Brewhouse, Starbucks Coffee, citibank, Taco Bell, KFC, Buffalo Wild Wings, Chick-fil-A, PNC, McDonald's, chili's, verizon, Arby's, Wendy's, Texas Roadhouse, Popeyes Louisiana Kitchen

Figures as of 12/31/2020. Excludes six owned / ground leased restaurants in the Kerrow Restaurant Operating Business
1. *Annual Cash Base Rent (ABR) as defined on page 26.*

20 | FCPT | FEBRUARY 2021

FCPT

| FCPT | FEBRUARY 202121 0.1% 1.0% 1.0% 1.7% 2.0% 1.7% 12.1% 13.4% 11.7% 11.0% 10.5% 7.1% 14.9% 1.5% 1.6% 2.3% 2.8% 0.1% 0.6% 0.2% 0.0% 0.0% 0.0% 2.9% 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 12/31/2020 1. Annual Cash Base Rent (ABR) as defined on page 26. 2. Occupancy based on portfolio square footage. Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.6% occupied2 as of 12/31/2020 Weighted average lease term of 10.2 years Less than 7.5% of rental income matures prior to 2027

| FCPT | FEBRUARY 202122 FCPT DEBT MATURITY SCHEDULE $50 $50 $10 $250 $150 $150 $150 $0 $75 $50 $50 $75 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes $100 % of Total Debt Outstanding (1) 1% 20% 20% 20% 0% 7% 7% 10%7% 10% ___________________ Figures as of 12/31/2020 1. The revolving credit facility expires on November 9, 2021 subject to FCPT’s availability to extend the term for two additional six-month periods to November 9, 2022. ($ in Millions)

| FCPT | FEBRUARY 202123 BRAND DIVERSIF ICATION ___________________ 1. Annual Cash Base Rent (ABR) as of 12/31/2020 as defined on page 26. FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR(1) Rank Brand Name Number Square Feet (000s) % of ABR(1) 1 Olive Garden 309 2,630 48.9% 16 Starbucks 9 19 0.5% 2 Longhorn Steakhouse 115 645 13.9% 17 Wendy's 8 27 0.5% 3 Chili's 65 356 8.4% 18 REI 2 48 0.5% 4 Red Lobster 21 155 3.1% 19 Caliber Collision 5 74 0.5% 5 Burger King 24 77 2.1% 20 Seasons 52 2 18 0.5% 6 Bahama Breeze 10 92 2.0% 21 Chick-Fil-A 7 34 0.5% 7 Buffalo Wild Wings 19 117 2.0% 22 Panera 6 30 0.5% 8 KFC 33 95 1.9% 23 McDonald's 5 23 0.5% 9 Bob Evans 17 93 1.7% 24 McAlister's Deli 4 15 0.4% 10 BJ's Restaurant 11 89 1.7% 25 Carrabba's 3 22 0.3% 11 Arby's 15 47 1.0% 26-79 Other 76 323 5.4% 12 Outback Steakhouse 8 51 0.9% Total Lease Portfolio 805 5,204 100% 13 Verizon 11 30 0.8% 14 Texas Roadhouse 9 65 0.8% 15 Taco Bell 11 28 0.6%

2020 ACQUISITIONS



Olive Garden



chili's



KFC



2020 Closed Acquisitions

Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (years)	Announced Close
Arby's	NC	1	Corporate	$1.6	6.6%	7	1/6/2020
Chili's / Texas Roadhouse	KS	2	Franchisee / Corporate	$2.1	6.3%	6	1/10/2020
PREIT: REI	MI	1	Corporate	$5.2	--	9	1/24/2020
Bojangles	NC	1	Corporate	$1.5	6.8%	5	1/29/2020
Potbelly / Verizon	WI	1	Corporate / Franchisee	$2.0	7.3%	6	1/29/2020
WPG: Chili's	IN	2	Corporate	$2.0	--	4	2/13/2020
Brookfield: BJ's Restaurant, Black Angus Steakhouse, Bonefish Grill, Olive Garden, IHOP, Wendy's, Huntington Bank, local car wash, FedEx Kinko's	MI, MN, MO, NC, OK, WA	9	8 Corporate, 1 Franchisee	$12.9	--	4	2/21/2020
Brookfield: LongHorn Steakhouse / Panera Bread / Applebee's	MI	3	2 Corporate, 1 Franchisee	$4.3	--	7	2/26/2020
PREIT: Chipotle / Chick-Fil-A	SC	2	2 Corporate	$2.9	--	9	3/3/2020
Burger King	AL	1	Corporate	$1.8	6.7%	4	3/12/2020
Big O Tires	MN	1	Corporate	$2.7	6.6%	5	6/19/2020
PREIT: Burger King / Firestone / Olive Garden / Starbucks	MD, SC, NC	4	4 Corporate	$6.8	--	6	6/23/2020
Texas Roadhouse	CO	1	Corporate	$4.3	6.4%	5	6/26/2020
PREIT: IHOP / Multi-tenant: BJ's Restaurant, Sleep Number, Verizon	SC, MD	2	3 Corporate, 1 Franchisee	$7.6	--	7	6/30/2020
Seritage: Olive Garden / LongHorn Steakhouse (2)	FL	3	3 Corporate	$11.3	--	9	6/30/2020
Texas Roadhouse	ME	1	Corporate	$1.8	6.4%	9	7/2/2020
Brookfield: LongHorn Steakhouse	OK	1	Corporate	$1.8	--	5	7/6/2020
Seritage: Carrabba's	SC	1	Corporate	$1.6	--	3	7/13/2020
BP	IL	1	Corporate	$3.3	6.5%	4	7/14/2020
Caliber Collision	WI	1	Corporate	$1.8	6.7%	10	7/15/2020
Olive Garden / Land[1]	TX	2	Corporate	$5.5	--	10	7/31/2020
Tires Plus	KS	1	Corporate	$2.2	7.2%	4	8/12/2020
Seritage: BJ's Restaurant	MD	1	Corporate	$3.1	--	7	9/1/2020
Seritage: Arby's / AAA	UT, CA	2	2 Corporate	$7.0	--	9	9/3/2020
BJ's Restaurant	TX	1	Corporate	$3.8	--	15	9/15/2020
WPG: Chick-Fil-A	IN	1	Corporate	$2.1	--	6	9/17/2020
LongHorn Steakhouse	FL	1	Corporate	$3.2	--	5	9/22/2020
Texas Roadhouse	IL	1	Corporate	$3.8	6.3%	15	9/22/2020
Brookfield: Wells Fargo	ID	1	Corporate	$1.8	--	4	9/23/2020
Caliber Collision	IL	1	Corporate	$3.0	6.5%	15	9/24/2020

1. *Includes $2.4 land purchase on which FCPT is developing a LongHorn Steakhouse as part of the Kerrow operating business.*

24 | FCPT | FEBRUARY 2021

FCPT

2020 ACQUISITIONS CONTINUED


Olive Garden

chili's

KFC


2020 Closed Acquisitions

Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (years)	Announced Close
Seritage: Bahama Breeze	SC	1	Corporate	$2.8	--	10	9/29/2020
Seritage: Popeyes	SC	1	Franchisee	$1.6	--	14	9/30/2020
Buffalo Wild Wings	NC	1	Corporate	$1.4	6.4%	4	10/14/2020
Verizon	FL	1	Franchisee	$1.1	7.1%	4	10/16/2020
Seritage: Truist Bank	VA	1	Corporate	$2.2	--	9	10/16/2020
Olive Garden	SC	1	Corporate	$2.9	6.2%	6	10/20/2020
Multitenant: Panera, AT&T	IN	1	2 Corporate	$2.6	7.0%	9	10/26/2020
WPG: Wendy's	VA	1	Corporate	$1.2	--	4	10/29/2020
BJ's Restaurant	OH	1	Corporate	$3.8	--	15	10/30/2020
Verizon Four-Pack	OH, PA	4	4 Franchisee	$7.2	7.1%	9	11/2/2020
WPG: Starbucks	CT	1	Corporate	$1.8	--	9	11/10/2020
WPG: Outback Steakhouse	FL	1	Corporate	$1.9	--	5	11/13/2020
Caliber Collision	IN	1	Corporate	$3.3	--	15	11/16/2020
Starbucks	MS	1	Corporate	$1.2	6.5%	5	11/20/2020
KFC Portfolio	AL	13	13 Franchisee	$21.7	--	14	12/8/2020
Caliber Collision Two-Pack	CO, OK	2	Corporate	$3.8	6.6%	8	12/9/2020
Seritage: Chick-Fil-A	MO	1	Corporate	$1.5	--	8	12/18/2020
Brookfield: LongHorn Steakhouse	OK	1	Corporate	$2.1	--	7	12/21/2020
PNC Bank	OH	1	Corporate	$1.6	6.0%	7	12/22/2020
Bloomin' Three Pack	FL	3	Corporate	$12.9	6.3%	11	12/22/2020
Panera Bread	GA	1	Corporate	$2.1	6.4%	8	12/23/2020
Bojangles	SC	1	Corporate	$2.1	6.5%	9	12/23/2020
Circle K	SC	1	Corporate	$1.6	7.5%	2	12/23/2020
Seritage: REI	VA	1	Corporate	$6.8	--	5	12/30/2020
Six Property Portfolio: 7-Eleven, Advance Auto Parts, Starbucks, Verizon (3)	CO, IN, NM, SC, TN, WI	6	3 Corporate, 3 Franchisee	$12.0	--	6	12/30/2020
Jiffy Lube	IN	1	Franchisee	$1.6	--	15	12/31/2020
Chili's	SC	1	Franchisee	$2.9	6.5%	20	12/31/2020
	2020	**101**		**$222.7**	**6.5%**[1]	**8**	

1. *Initial cash yield calculation excludes $2.4 million land real estate purchase for the Kerrow operating business.*

25 | FCPT | FEBRUARY 2021

FCPT

| FCPT | FEBRUARY 202126 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 12/31/2020 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is derived by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

| FCPT | FEBRUARY 202127 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDAR E ___________________________ 1. See glossary on page 26 for non-GAAP definitions. ($000s, except shares and per share data) Unaudited 2020 2019 2020 2019 Net Income 20,307$ 18,993$ 77,567$ 72,939$ Adjustments: Interest expense 7,499 6,547 29,231 26,516 Income tax expense 55 67 247 265 Depreciation and amortization 7,763 6,780 29,433 26,312 EBITDA(1) 35,624 32,387 136,478 126,032 Adjustments: Gain on dispositions and exchange of real estate - - - - Provision for impairment of real estate - - - - EBITDAre (1) 35,624 32,387 136,478 126,032 Adjustments: Real estate transaction costs 40 11 240 85 Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 35,664 32,398 136,718 126,117 Annualized Adjusted EBITDAre 142,655$ 129,592$ 136,718$ 126,117$ Three Months Ended December 31, Year Ended December 31,

| FCPT | FEBRUARY 202128 INVESTOR PRESENTATION | FEBRUARY 2021 w w w. fcpt .com FOUR CORNERS PROPERTY TRUST N Y S E : F C P T